ReliaStar Life Insurance Company
20 Washington Avenue South
Minneapolis, MN 55401






February 28, 2001



Dear Policyowner,

Enclosed are fund annual reports for the period ending December 31, 2000. You indirectly invest in these portfolios through your variable life insurance policy or variable annuity contract when you allocate amounts to one of our separate accounts.

Each annual report provides you with detailed financial information about the portfolio, including that portfolio's statements of net assets, operations, and changes in net assets. Each annual report also includes a list of the securities in which that portfolio invests, and discusses portfolio performance. Please remember that past performance cannot predict or guarantee future results.

Please be sure to contact your Registered Representative if you have questions about your policy. Your Registered Representative also can assist you with financial planning if your financial needs change (for example, your needs may change if you purchase a new home or have children) or if you would like to plan for your retirement.

To obtain additional reports or prospectuses, or separate account financial statements as of December 31, 2000, please call our Minot Service Center at
(800) 456-6965 for variable life insurance policies or (877) 884-5050 for variable annuity contracts.


Sincerely,

/s/ Candace K. Linville

Candace Linville
Assistant Vice President, Life Operations
Minot Service Center



                                                            ING [LOGO] RELIASTAR
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The following documents accompanied this letter to policy owners and is hereby incorporated by reference:

Document 1. The Annual Report of the AIM Variable Insurance Funds dated
December 31, 2000, that was filed with the Securities and Exchange Commission on March 9, 2001 (File No. 811-7452).

Document 2. The Annual Report of The Alger American Fund dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 27, 2001 (File No. 811-05550).

Document 3. The Annual Report of Fidelity Variable Insurance Products Fund dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 26, 2001 (File No. 811-03329).

Document 4. The Annual Report of the Fidelity Variable Insurance Products Fund II dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 26, 2001 (File No. 811-05511).

Document 5. The Annual Report of the Janus Aspen Series dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 21, 2001 (File No. 811-7736).

Document 6. The Annual Report of Neuberger Berman Advisers Management Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 27, 2001 (File No. 811-4255).

Document 7. The Annual Report of Pilgrim Variable Products Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on January 10, 2001 (File No. 811-8220).

Document 8. The Annual Report of OCC Accumulation Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on February 28, 2001 (File No. 811-8512).

Document 9. The Annual Report of Putnam Variable Trust dated December 31, 2000, that was filed with the Securities and Exchange Commission on March 12, 2001 (File No. 811-5346).